UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest events reported)       July 23, 2002
                                                    --------------------------
                                                        (July 22, 2002)
                                                    --------------------------



                               PNM RESOURCES, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)


         New Mexico                                             85-0468296
----------------------------        Commission           ----------------------
(State or Other Jurisdiction   File Number 333-32170         (I.R.S. Employer
     of Incorporation)                     ---------     Identification) Number)




Alvarado Square, Albuquerque, New Mexico                       87158
----------------------------------------                       -----
(Address of principal executive offices)                     (Zip Code)



                                 (505) 241-2700
                                 --------------
              (Registrant's telephone number, including area code)

                         ------------------------------
(Former name, former address and former fiscal year, if changed since last report)

Item 5.    Other Events

The Company is filing as exhibit to this Form 8-K its Quarter Ended June 30, 2002 Earnings Announcement; Unaudited Consolidated Statement of Earnings; Unaudited Consolidated Balance Sheets; Unaudited Consolidated Statement of Cash Flows; and Comparative Operating Statistics.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
--------------------------------------------------------------------------------
Statements made in this filing that relate to future events are made pursuant to the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and the company assumes no obligation to update this information. Because actual results may differ materially from expectations, the company cautions readers not to place undue reliance on these statements. A number of factors, including weather, fuel costs, changes in supply and demand in the market for electric power, wholesale power prices, market liquidity, the performance of generating units and transmission system and uncertainties relating to PNM's litigation with Western Resources and related costs, and state and federal regulatory and legislative decisions and actions, including the wholesale electric power pricing mitigation plan ordered by the Federal Energy Regulatory Commission (FERC) on June 18, 2001, rulings issued by the New Mexico Public Regulation Commission (NMPRC) pursuant to the Electric Utility Industry Restructuring Act of 1999, as amended, and in other cases now pending or which may be brought before the FERC or NMPRC could cause PNM operating revenues and earnings to differ from results forecast in this news release. For a detailed discussion of the important factors affecting PNM Resources, please see "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's Form 10-K for the year ended December 31, 2001, Form 10Q for the quarter ended March 31, 2002 and Form 8-K filings with the Securities and Exchange Commission.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

99.1 Quarter Ended June 30, 2002 Earnings Announcement; Unaudited Consolidated Statement of Earnings - Three and Six Months Ended June 30, 2002 and 2001; Unaudited Consolidated Balance Sheet as of June 30, 2002 and Audited Consolidated Balance Sheet as of December 31, 2001; Unaudited Consolidated Statement of Cash Flows - Six Months Ended June 30, 2002 and 2001; and Comparative Operating Statistics - Three and Six Months Ended June 30, 2002 and 2001.



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


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              PNM RESOURCES, INC.
                                 ---------------------------------------------
                                                  (Registrant)


Date:  July 23, 2002                           /s/ John R. Loyack
                                 ---------------------------------------------
                                                 John R. Loyack
                                  Vice President and Chief Accounting Officer
                                 (Officer duly authorized to sign this report)


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